SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 30, 2003


                         Commission File Number 1-09623


                                IVAX CORPORATION



           Florida                                          16-1003559
-------------------------------                         -------------------
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)


       4400 Biscayne Boulevard, Miami, Florida                   33137
       ------------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)

                                 (305) 575-6000
                                 --------------
              (Registrant's telephone number, including area code)




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Item 12.  Results of Operation and Financial Condition
------------------------------------------------------

On October 30, 2003, IVAX Corporation issued a press release announcing the results of operations for the quarter ended September 30, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.




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                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            IVAX Corporation



         Date:  October 30, 2003            By: /s/Thomas E. Beier
                                                --------------------------------
                                                Thomas E. Beier
                                                Senior Vice President-Finance
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
-------

99.1 Press Release issued October 30, 2003.